                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 23, 2003
                                                          --------------

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)

      Delaware                       0-49952                  06-1504091
      --------                      ---------                 ----------
(State or other jurisdiction of   (Commission               (IRS Employer
  incorporation)                   File Number)             Identification No.)

                12 E. Broad Street, Hazleton, Pennsylvania 18201
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                    (Address of principal executive offices)

                                (570) 459-3700
                                --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
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      Exhibit 99.1    Press Release Dated April 23, 2003

ITEM 9.   REGULATION FD DISCLOSURE
          ------------------------

      On April 23, 2003, Northeast Pennsylvania Financial Corp. announced its financial results for the quarter ended March 31, 2003. The press release announcing financial results for the quarter ended March 31, 2003 is filed as
Exhibit 99.1 and incorporated herein by reference.

      This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 24, 2003                 By: /s/ E. Lee Beard
                                          --------------------------------------
                                          E. Lee Beard
                                          President, Chief Executive Officer and
                                          chief financial officer